                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       JANUARY 10, 1996
                                                --------------------------------

                             MEASUREX CORPORATION
--------------------------------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


DELAWARE                             1-8770                   94-165697
------------------------------  --------------------   -------------------------
(STATE OR OTHER JURISDICTION       (COMMISSION              (IRS EMPLOYER
     OF INCORPORATION)             FILE NUMBER)           IDENTIFICATION NO.)


ONE RESULTS WAY, CUPERTINO, CALIFORNIA                          95014
--------------------------------------------------------------------------------
ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE          (408) 255-1500
                                                    ----------------------------



                                   NOT APPLICABLE
--------------------------------------------------------------------------------
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

     This amendment to Form 8K is filed by Measurex Corporation (the "Company") to amend Form 8K filed by the Company on January 25, 1996 in order to include certain financial statements and pro forma financial information required by Items 7(a) and (b) of this Form. The January 25, 1996 filing described a merger ("Merger") of a wholly owned subsidiary of the Company with and into Data Measurement Corporation of Gaithersburg, Maryland.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
-------  ------------------------------------------------------------------

Item 7 is hereby amended and restated in its entirety to read as follows:

(A)  FINANCIAL STATEMENTS OF DATA MEASUREMENT CORPORATION

     1. The information under the heading "Financial Statements and Supplementary Data," which appears on pages 18 to 40 of Amended Form 10K filed with the SEC by Data Measurement Corporation on November 15, 1995 for the year ended December 31, 1994, is incorporated by reference in this Form 8K/A.

     2. The information contained in Form 10Q filed with the SEC by Data Measurement Corporation on November 15, 1995, for the period ended September 30, 1995 is incorporated by reference in this Form 8K/A.

(B)  UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following listed pro forma financial information for the Merger is attached hereto and incorporated herein by reference:

     Description                                                    Attachment
     -------------                                                  ----------
     1. Introductory Paragraph                                         F-1

     2. Pro Forma Combined Balance Sheet as of September 3, 1995       F-2

     3. Pro Forma Combined Statement of Income for the Year Ended
        November 27, 1994                                              F-3

     4. Pro Form Combined Statement of Income for the Nine Months
        Ended September 3, 1995                                        F-4

     5. Notes to Pro Forma Combined Financial Statements            F-5 -- F-6

(C)  EXHIBITS

   * 2.1 Amended and Restated Agreement and Plan of Reorganization dated as of September 16, 1995 among the Company, Data Measurement Corporation and MX Acquisition Company.

      99.1 Deloitte and Touche LLP manually signed opinion on their audits of Data Measurement Corporation for each of the three fiscal years in the period ended December 31, 1994.

*  Previously Filed.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                MEASUREX CORPORATION



                                By:         /s/ Robert McAdams, Jr.
                                   ---------------------------------------------
                                Name:  Robert McAdams, Jr.
                                Title: Executive Vice President,
                                       Finance and Information Services and
                                       Chief Financial Officer


Dated:  February 29, 1996

                           MEASUREX CORPORATION AND
                          DATA MEASUREMENT CORPORATION

                    PRO FORMA COMBINED FINANCIAL STATEMENTS
                                  (UNAUDITED)


The unaudited pro forma combined balance sheet as of September 3, 1995 gives effect to the acquisition of Data Measurement Corporation as if the acquisition had occurred on September 3, 1995. The pro forma combined balance sheet is based on the consolidated balance sheet of Measurex Corporation as of September 3, 1995 and on the consolidated balance sheet of Data Measurement Corporation as of September 30, 1995.

The unaudited pro forma combined statements of income for the year ended November 27, 1994 and the nine months ended September 3, 1995 give effect to the transaction as though it had occurred on November 29, 1993. The pro forma combined statements of income are based on the historical statements of income of Measurex Corporation for the year ended November 27, 1994 and for the nine months ended September 3, 1995 and the historical statements of operations of Data Measurement Corporation for the year ended December 31, 1994 and for the nine months ended September 30, 1995.

The unaudited pro forma combined financial statements give effect to the acquisition transaction using the purchase method of accounting and the assumptions and adjustments described in the accompanying notes to the pro forma combined financial statements.

The pro forma statements may not be indicative of the results that would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma statements should be read in conjunction with the consolidated financial statements of Measurex Corporation and the consolidated financial statements of Data Measurement Corporation.

                             MEASUREX CORPORATION
                       PRO FORMA COMBINED BALANCE SHEET
                               SEPTEMBER 3, 1995
                   (Unaudited - dollar amounts in thousands)

                                                                   Data          Pro Forma
                                                   Measurex     Measurement     Adjustments    Pro Forma
                                                  Corporation   Corporation    Amount   Key    Combined
                                                  -----------   -----------    ------  ----    --------
ASSETS
Current assets:

   Cash and cash equivalents                          $45,958        $1,440                     $47,398

   Short-term investments                               1,402                                     1,402

   Accounts receivable                                 84,155         8,425      (225)   1.      92,355

   Inventories                                         32,070        12,402    (3,399)   2.      41,073

   Prepaid expenses and other                          13,260           625     1,897    3.      15,782
                                                  -----------   -----------   -------  ----    --------
         Total current assets                         176,845        22,892    (1,727)          198,010
                                                  -----------   -----------   -------  ----    --------
Contracts receivable                                   37,103                 (22,000)   4.      15,103

Service parts, net                                     12,726                                    12,726

Property, plant and equipment, net                     48,918        1,150                       50,068

Other assets                                           19,690          430     24,436    5.      44,556
                                                  -----------   ----------    -------  ----    --------
        Total assets                                 $295,282      $24,472       $709          $320,463
                                                  ===========   ==========    =======  ====    ========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:

   Current portion of long-term debt                   $4,429         $618                       $5,047

   Short-term debt                                                   2,549                        2,549

   Accounts payable                                     7,214        3,000                       10,214

   Accrued expenses                                    76,507        3,792      1,557    6.      81,856

   Income taxes payable                                 5,724          204                        5,928
                                                  -----------   ----------    -------  ----    --------
        Total current liabilities                      93,874       10,163      1,557           105,594
                                                  -----------   ----------    -------  ----    --------
Long-term debt                                         39,754        3,272      9,911    7.      52,937

Deferred income taxes                                   6,127          278                        6,405
                                                  -----------   ----------    -------  ----    --------
        Total liabilities                             139,755       13,713     11,468           164,936
                                                  -----------   ----------    -------  ----    --------
Shareholders' equity                                  155,527       10,759    (10,759)   8.     155,527
                                                  -----------   ----------    -------  ----    --------
      Total liabilities and shareholders' equity     $295,282      $24,472       $709          $320,463
                                                  ===========   ==========    =======  ====    ========

The accompanying notes are an integral part of these financial statements

                             MEASUREX CORPORATION
                    PRO FORMA COMBINED STATEMENT OF INCOME
                         YEAR ENDED NOVEMBER 27, 1994
                                  (Unaudited)
              (Dollar amounts in thousands except per share data)

                                                                     Data            Pro Forma
                                                     Measurex      Measurement      Adjustments   Pro Forma
                                                    Corporation    Corporation     Amount   Key   Combined
                                                    -----------    -----------     ------  ----   --------
Revenues                                               $259,979        $24,206       $439    A.   $284,624
                                                    -----------    -----------     ------  ----   --------
Operating costs and expenses:

   Cost of revenue                                      165,365         17,911      1,061    B.    184,337
   Product development                                   19,992            293                      20,285
   Selling and administrative                            63,441          4,559        998    C.     68,998
   Exit and restructuring costs                           6,381                                      6,381
                                                    -----------    -----------     ------  ----   --------
        Total operating costs and expenses              255,179         22,763      2,059          280,001
                                                    -----------    -----------     ------  ----   --------
Earnings from operations                                  4,800          1,443     (1,620)           4,623
                                                    -----------    -----------     ------  ----   --------
Other income (expense):

   Interest expense                                      (1,335)          (410)      (672)   D.     (2,417)
   Interest income and other, net                         5,687            (19)    (1,650)   E.      4,018
                                                    -----------    -----------     ------  ----   --------
        Total other income, net                           4,352           (429)    (2,322)           1,601
                                                    -----------    -----------     ------  ----   --------
Income before income taxes, extraordinary item and
   cumulative effect of accounting change                 9,152          1,014     (3,942)           6,224
Provision for income taxes                                3,569            194     (1,119)   F.      2,644
                                                    -----------    -----------     ------  ----   --------
Income before extraordinary item and cumulative
   effect of accounting change                            5,583            820     (2,823)           3,580
Extraordinary item - gain on extinguishment of debt                      4,012                       4,012
                                                    -----------    -----------     ------  ----   --------
Income before cumulative effect of accounting change      5,583          4,832     (2,823)           7,592
Cumulative effect of accounting change                      524                                        524
                                                    -----------    -----------     ------  ----   --------
        Net income                                       $6,107         $4,832    ($2,823)          $8,116
                                                    ===========    ===========    =======  ====   ========
Net income per share:
   Income before extraordinary item and cumulative
        effect of accounting change                       $0.31          $0.60                       $0.20
   Extraordinary item                                                     2.93                        0.22
   Cumulative effect of accounting change                 $0.03                                       0.03
                                                    -----------    -----------    -------  ----   --------
   Net income per share                                   $0.34          $3.53                       $0.45
                                                    ===========    ===========    =======  ====   ========
Average number of common and common equivalent
   shares (in thousands)                                 18,189          1,372                      18,189
                                                    ===========    ===========    =======  ====   ========

The accompanying notes are an integral part of these financial statements

                             MEASUREX CORPORATION
                    PRO FORMA COMBINED STATEMENT OF INCOME
                      NINE MONTHS ENDED SEPTEMBER 3, 1995
                                  (Unaudited)
              (Dollar amounts in thousands except per share data)

                                                                Data         Pro Forma
                                              Measurex       Measurement    Adjustments   Pro Forma
                                             Corporation     Corporation   Amount   Key   Combined
                                             -----------     -----------   ------  ----   ---------
Revenues                                        $242,065         $23,999     $286    A.    $266,350
                                             -----------     -----------   ------  ----   ---------
Operating costs and expenses:

   Cost of revenue                               149,132          17,084      787    B.     167,003
   Product development                            14,056             284                     14,340
   Selling and administrative                     55,717           4,210      748    C.      60,675
                                             -----------     -----------   ------  ----   ---------
        Total operating costs and expenses       218,905          21,578    1,535           242,018
                                             -----------     -----------   ------  ----   ---------
Earnings from operations                          23,160           2,421   (1,249)           24,332
                                             -----------     -----------   ------  ----   ---------
Other income (expense):

   Interest expense                               (2,167)           (462)    (504)   D.      (3,133)
   Interest income and other, net                  5,053              49   (1,238)   E.       3,864
                                             -----------     -----------   ------  ----   ---------
        Total other income, net                    2,886            (413)  (1,742)              731
                                             -----------     -----------   ------  ----   ---------
Income before income taxes                        26,046           2,008   (2,991)           25,063
Provision for income taxes                         8,856             628     (778)   F.       8,706
                                             -----------     -----------   ------  ----   ---------
        Net income                               $17,190          $1,380  ($2,213)          $16,357
                                             ===========     ===========  =======  ====   =========
Net income per share                               $1.01           $0.95                      $0.96

Average number of common and common
   equivalent shares (in thousands)               17,015           1,461                     17,015
                                             ===========     ===========  =======  ====   =========

The accompanying notes are an integral part of these financial statements

                             MEASUREX CORPORATION
               NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                           (UNAUDITED -IN THOUSANDS)



The following adjustments are incorporated in the pro forma combined balance sheet as of September 3, 1995:

      1. Conform revenue recognition policies                      ($225)
                                                                --------
                                                                   ($225)
                                                                --------
      2. Conform service inventory amortization policies and
           increase reserves for excess and obsolete inventory   ($3,640)
         Conform revenue recognition policies                        (34)
         Conform inventory capitalization policies                  (255)
         Step-up inventory values                                    530
                                                                --------
                                                                 ($3,399)
                                                                --------
      3. Capitalize in process research and development          $   146
         Record deferred taxes relating to these adjustments
              and to disqualifying dispositions                    1,751
                                                                --------
                                                                 $ 1,897
                                                                --------
      4. Record portion of purchase price financed by sale of
         contracts receivable                                   ($22,000)
                                                                --------
      5. Record goodwill                                         $23,911
         Write off previously recorded goodwill                     (375)
         Record fair value of patents aquired                        900
                                                                --------
                                                                 $24,436
                                                                --------

      6. Conform revenue recognition policies                    $   435
         Accrue legal fees                                           250
         Record exit costs                                           872
                                                                --------
                                                                 $ 1,557
                                                                --------
      7. Record portion of purchase price financed through
            additional debt                                      $ 9,647
         Adjust FDIC debt to fair market value                       640
         Record conversion of debentures                            (376)
                                                                --------
                                                                 $ 9,911
                                                                --------
      8. Eliminate Data Measurement Corporation's
         shareholders' equity                                   ($10,759)
                                                                --------

                             MEASUREX CORPORATION
               NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                           (UNAUDITED -IN THOUSANDS)


The following adjustments are incorporated in the pro forma combined statements of income:

                                                                       Nine Months
                                                     Year Ended           Ended
                                                     November 27,      September 3,
                                                         1994              1995
                                                     ------------      ------------


      A. Conform revenue recognition policies                $439              $286
                                                     ------------      ------------
      B. Conform service parts amortization
         policies                                            $400              $300
         Conform revenue recognition policies                 661               487
                                                     ------------      ------------
                                                           $1,061              $787
                                                     ------------      ------------
      C. Adjust amortization to reflect increase in
         patents to fair value and amoritization of
         goodwill over a 25 year period                      $998              $748
                                                     ------------       -----------
      D. Additional interest expense to reflect
         additional borrowings at 7.0% per annum           ($672)             ($504)
                                                     -----------       ------------
      E. Reduce interest income to reflect sale of
         contracts receivable at 7.5% per annum          ($1,650)           ($1,238)
                                                     -----------       ------------
      F. Record income tax benefit for the above
         adjustments                                     ($1,119)             ($778)
                                                     -----------       ------------

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DOCUMENT
-------         ----------------------------------------
    2.1 *       Amended and Restated Agreement and Plan
                of Reorganization dated as of September
                16, 1995 among the Company, Data
                Measurement Corporation and MX
   99.1         Acquisition Company.

                Deloite and Touche LLP manually signed
                opinion on their audits of Data
                Measurement Corporation for each of the
                three fiscal years in the period ended
                December 31, 1994.


   * Previously Filed.